TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectuses, Summary Prospectuses and

Statements of Additional Information

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Transamerica International Growth

Effective as of September 30, 2019, the day to day management of Transamerica International Growth (the “Fund”) will transfer from Greystone Managed Investments Inc., operating as TD Greystone Asset Management (“Greystone”) to TDAM USA Inc. (“TDAM USA”). All references to Greystone in the Prospectuses, Summary Prospectuses and Statement of Additional Information for the Fund are replaced with TDAM USA.

Effective September 30, 2019 the following replaces the information relating to Greystone Managed Investments Inc. in the Prospectuses for the Fund in the sub-section entitled “Further Information About Each Sub-Adviser” under the section entitled “Shareholder Information – Sub-Adviser(s)”:

TDAM USA Inc. (“TDAM USA”) has been a registered investment adviser since September 1995. As of August 31, 2019, TDAM USA had approximately $4.99 billion in total assets under management. TDAM USA is a wholly-owned subsidiary of TD Bank US Holding Company, which is wholly owned by The Toronto-Dominion Bank.

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Investors Should Retain this Supplement for Future Reference

September 26, 2019